EATON VANCE SMALL-CAP VALUE FUND Supplement to Statement of Additional Information dated May 1, 2006

1. The following replaces the table relating to "Small-Cap Value Fund" under "Portfolio Managers" in "Investment Advisory and Administrative Services":

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Small-Cap Value Fund**	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Gregory R. Greene
Registered Investment Companies	4	$94.7	0	$0
Other Pooled Investment Vehicles	1	$3.0	0	$0
Other Accounts	93	$559.2	0	$0
J. Bradley Ohlmuller
Registered Investment Companies	2	$74.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	61	$38.1	0	$0
Robert J. Milmore
Registered Investment Companies	2	$74.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6	$2.0	0	$0

*In millions of dollars. **As of August 31, 2006.

2. The following replaces information regarding Small-Cap Value Fund in the table relating to Fund shares beneficially owned by a portfolio manager and in all Eaton Vance Funds as of December 31, 2005 under "Portfolio Managers" in "Investment Advisory and Administrative Services":

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund*	the Eaton Vance Family of Funds
Small-Cap Value Fund
Gregory R. Greene	$10,001 - $50,000	None
J. Bradley Ohlmuller	None	None
Robert J. Milmore	None	None

*As of August 31, 2006.

October 11, 2006